UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 28, 2005
MGM MIRAGE

(Exact name of registrant as specified in its charter)

Delaware	0-16760	88-0215232

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3600 Las Vegas Boulevard South, Las Vegas, Nevada 89109

(Address of principal executive offices – Zip Code)
(702) 693-7120

(Registrant’s telephone number, including area code)
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
This current report on Form 8-K is being furnished to disclose the press release issued by the Registrant on July 28, 2005. The purpose of the press release, furnished as Exhibit 99, was to announce the Registrant’s results of operations for the second quarter of 2005. The information in this Form 8-K and Exhibit 99 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable.
(b)	Not applicable.
(c)	Exhibits:
99	Press release of the Registrant, dated July 28, 2005, announcing financial results for the quarter ended June 30, 2005.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MGM MIRAGE
Date: July 28, 2005	By:	/s/ BRYAN L. WRIGHT
Bryan L. Wright,
Senior Vice President – Assistant General Counsel, and Assistant Secretary

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